SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              May 16, 2001
                                                         --------------------


                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


      South Carolina                    0-18460                   57-0866395
      --------------                    -------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                          Identification)


               1402-C Highway 72, Greenwood, South Carolina 29649
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          (Address, Including Zip Code of Principal Executive Offices)


                                 (864) 941-8200
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On May 16, 2001, Community Capital Corporation (the "Company") declared a stock dividend on each outstanding share of the Company's common stock, par value $1.00 per share, (the "Common Stock") in the amount of one (1) share of Common Stock for each twenty (20) shares of outstanding Common Stock, which dividend shall be payable on or before June 20, 2001, to holders of record as of the close of business on May 30, 2001. In any and all cases where any amount of Common Stock issuable for such stock dividend is less than one (1) share, fractional shares will not be issued, but an equivalent payment shall be made in cash, the basis of the value of one whole share being closing market price of the Common Stock on May 30, 2001.

Item 7.  Financial Statements and Exhibits.

         (a) - (b)         Not applicable.

         (c)  Exhibits.

         Exhibit 99.1 - Press Release of Registrant dated May 16, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMUNITY CAPITAL CORPORATION



Date: May 22, 2001            By: /S/ R. WESLEY BREWER
                                 -----------------------------------------------
                                 R. Wesley Brewer
                                 Senior Vice President & Chief Financial Officer

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